                                                                    EXHIBIT 99.3

                        RECONSTITUTED SERVICING AGREEMENT

                         LUMINENT MORTGAGE TRUST 2006-6

     This Reconstituted Servicing Agreement, dated as of September 28, 2006 (this "AGREEMENT"), is by and among RESIDENTIAL FUNDING CORPORATION ("RFC"), LARES ASSET SECURITIZATION, INC. (the "DEPOSITOR"), MAIA MORTGAGE FINANCE STATUTORY TRUST (the "SELLER") and WELLS FARGO BANK, N.A., as master servicer and securities administrator (in each such capacity, the "MASTER SERVICER" and the "SECURITIES ADMINISTRATOR", respectively), and is acknowledged by HSBC BANK USA, NATIONAL ASSOCIATION, as trustee (the "TRUSTEE").

                                    RECITALS

     WHEREAS, the Seller has conveyed the mortgage loans listed on Exhibit One attached hereto (the "SERVICED LOANS") to the Depositor, and the Depositor has conveyed the Serviced Loans to the Trustee pursuant to a certain pooling agreement dated as of September 1, 2006 (the "POOLING AGREEMENT"), by and among the Seller, the Depositor, the Master Servicer, the Securities Administrator and the Trustee;

     WHEREAS, the Serviced Loans were acquired from RFC by the Seller pursuant to (i) a certain standard terms and provisions of sale and servicing agreement, dated as of March 30, 2006 (the "STANDARD TERMS") by and among RFC, Luminent Mortgage Capital, Inc., Mercury Mortgage Finance Statutory Trust and the Seller and (ii) certain reference agreements dated as of July 28, 2006 and August 30, 2006, (the reference agreements, together with the Standard Terms, the "SERVICING AGREEMENT") by and between RFC and the Seller (a copy of such Servicing Agreement is attached hereto on Exhibit Four);

     WHEREAS, the Serviced Loans are currently being serviced by RFC for the Seller pursuant to the Servicing Agreement, and the Depositor desires that RFC continue to service the Serviced Loans and RFC has agreed to do so, subject to the rights of the Master Servicer to terminate the rights and obligations of RFC hereunder as set forth herein and to the other conditions set forth herein;

     WHEREAS, the Seller and RFC agree that (a) the transfer of the Serviced Loans from Seller to the Depositor and from the Depositor to the Trustee, to be accomplished by Pooling Agreement, constitutes a Securitization Transaction and
(b) this Agreement shall constitute a "RECONSTITUTION AGREEMENT" (as such term is defined in the Servicing Agreement) in connection with such Securitization Transaction that shall govern the Serviced Loans for so long as such Serviced Loans remain subject to the provisions of the Pooling Agreement;

     WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Loans on behalf of the Trustee and the Trust Fund, and shall have the right to terminate the rights and obligations of RFC upon the occurrence and continuance of an Event of Default under this Agreement;

     NOW, THEREFORE, in consideration of the mutual promises contained herein the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Capitalized terms used and not defined in this Agreement (including Exhibit Two attached hereto) or in the Servicing Agreement shall have the meanings ascribed to them in the Pooling Agreement.

                                   ARTICLE II

                                    SERVICING

     RFC agrees, with respect to the servicing of the Serviced Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed by RFC under the provisions of the Servicing Agreement, except as otherwise provided herein and on Exhibit Two hereto, and that the provisions of the Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

                                   ARTICLE III

                               TRUST CUT-OFF DATE

     The parties hereto acknowledge that by operation of Section 4.01 of the Servicing Agreement (as modified by this Agreement) the remittance on October 18, 2006 to be made to the Trust Fund is to include all principal collections due after September 1, 2006 (the "TRUST CUT-OFF DATE"), plus interest thereon at the weighted average Mortgage Interest Rate collected during the Due Period immediately preceding October 18, 2006, but exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, and taking into account the adjustments specified in the definition of "Remittance Amount" set forth in
Section 1.01 of the Servicing Agreement.

                                   ARTICLE IV

                                  SERVICING FEE

     Notwithstanding any provision of the Servicing Agreement to the contrary, the Servicing Fee rate for the Serviced Loans shall be equal to 0.425% per annum (the "SERVICING FEE RATE"). The Servicing Fee shall be payable monthly from the interest portion of the related Monthly Payment collected by the Servicer.

                                    ARTICLE V

              RECOGNITION OF THE MASTER SERVICER AND THE TRUST FUND

     From and after the date hereof, RFC, and any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to enforce RFC's obligation to service the Serviced Loans in accordance with the provisions of this Agreement. RFC shall recognize the Luminent Mortgage Trust 2006-6 Trust Fund (the "TRUST FUND") as the owner of the Serviced Loans, and RFC will service the Serviced Loans for the Trust Fund as if the Trust Fund and RFC had entered into a separate servicing agreement for the servicing of the Serviced Loans in the form of the Servicing Agreement. Pursuant to the Pooling Agreement, the Master Servicer and the Trustee shall have the same rights (but not the obligations, except to the extent expressly set forth in the Pooling Agreement) as the Owner under the Servicing Agreement to enforce the obligations of RFC, including, without limitation, the enforcement of (i) the document delivery requirements set forth in Section 2.01 of the Servicing Agreement and (ii) remedies with respect to representations and warranties made by RFC in the Servicing Agreement, and shall be entitled to enforce all of the obligations of RFC thereunder insofar as they relate to the Serviced Loans. RFC shall look solely to the Trust Fund for performance of any obligations of the Owner under the Servicing Agreement and the Trust Fund hereby assumes such obligations. All references to the Owner under the Servicing Agreement insofar as they relate to the Serviced Loans, shall be deemed to refer to the Trust Fund. RFC shall not amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way (i) materially affect the Serviced Loans or RFC's performance under the Servicing Agreement with respect to the Serviced Loans without the prior written consent of the Trustee and the Master Servicer or (ii) materially and adversely affect the interests of the Certificateholders in the Serviced Loans.

     The Master Servicer shall be entitled to terminate the rights and obligations of RFC under this Agreement, as provided in Section 6.01 (Events of Default of the Company) of the Servicing Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer be required to assume any of the obligations of the Owner under the Servicing Agreement; and in entering into this Agreement, in connection with the performance by the Master Servicer of any duties it may have hereunder, and in the exercise by the Master Servicer of its rights the parties and other signatories hereto, except RFC, agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability, immunities and indemnities afforded to the Master Servicer under the Pooling and Servicing Agreement. Without limitation of the foregoing, any provision of the Servicing Agreement requiring the Seller or the Trust Fund, as "Owner" under the Servicing Agreement, to reimburse RFC for any costs or expenses shall be satisfied by RFC's reimbursement of such costs or expenses from the Custodial Account.

     A copy of all assessments, attestations, reports and certifications required to be delivered by RFC under this Agreement and the Servicing Agreement shall be delivered to the Master Servicer by the date(s) specified herein or therein, and where such documents are required to be addressed to any party, such addressees shall include the Master Servicer and the Master Servicer shall be entitled to rely on such documents.

                                   ARTICLE VI

                                   WARRANTIES

     The Seller and RFC mutually warrant and represent that, with respect to the Serviced Loans, the Servicing Agreement is in full force and effect as of the date hereof and has not been amended or modified in any way with respect to the Serviced Loans, except as set forth herein, and no notice of termination has been given thereunder.

                                  ARTICLE VII

                                 REPRESENTATIONS

     RFC hereby represents and warrants, for the benefit of the Depositor, the Trustee and the Trust Fund, that (i) the representations and warranties set forth on Exhibit Five to this Agreement and in Section 8.02 of the Servicing Agreement are true and correct as of September 28, 2006 (the "RECONSTITUTION DATE"), as if such representations and warranties were made on such date and
(ii) the representations and warranties set forth in Section 2.04 of the Servicing Agreement are true and correct as of the related Closing Date (as defined in the Servicing Agreement) as if such representations and warranties were made on such date.

     RFC hereby acknowledges and agrees that the remedies available to the Trust Fund (including the Trustee acting on the Trust Fund's behalf) in connection with any breach of the representations and warranties made by RFC set forth above that materially and adversely affects the value of that Mortgage Loan or the interests of the Owner in such Mortgage Loan shall be as set forth in Subsection 2.04 of the Servicing Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein). Such enforcement of a right or remedy by the Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by the Trust Fund as Owner under the Servicing Agreement.

     Each of the Serviced Loans has been conveyed to the Trustee pursuant to the Pooling Agreement and Luminent is not the originator of any of the Serviced Loans.

                                  ARTICLE VIII

                                   ASSIGNMENT

     RFC hereby acknowledges that the rights of the Seller as Owner under the Servicing Agreement, as amended by this Agreement, will be assigned to the Depositor, and by the Depositor to the Trust Fund, under the Pooling Agreement, and agree that the Pooling Agreement will be a valid assignment and assumption agreement or other assignment document and will constitute a valid assignment and assumption of the rights and obligations of the Seller as Owner under the Servicing Agreement to the Depositor and the Trustee, on behalf of the Trust Fund, as applicable. In addition, the Trust Fund has made, or intends to make, a REMIC election with respect to the Serviced Loans. RFC hereby consents to such assignment and assumption and acknowledges that this agreement constitutes an assignment and assumption agreement for purposes under Section 2.03 of the Servicing Agreement. In addition, RFC hereby acknowledges the Trust Fund's REMIC election.

                                   ARTICLE IX

                                  FULL RELEASE

     The parties hereto acknowledge and agree that in connection with the foregoing, the Seller is hereby fully released from all obligations to the Servicer under the Servicing Agreement with respect to the Serviced Loans. The Seller will have the continuing right, upon notice, to access the Servicer's files with respect to the Serviced Loans, including related books and records. In addition, the Seller will have the continuing right to receive the Servicer's reports (including the mortgage loan tape) with respect to the Serviced Loans.

                                   ARTICLE X

                             NOTICES AND REMITTANCES

     All notices, consents, certificates, reports and certifications (collectively, "WRITTEN INFORMATION") required to be delivered to the Owner under the Servicing Agreement and under this Agreement shall be delivered to the Master Servicer at the following address:

     Wells Fargo Bank, N.A.
     P.O. Box 98
     Columbia, Maryland 21046
     Attention: Corporate Trust Group, Luminent 2006-6

     Or, in the case of overnight deliveries:

     9062 Old Annapolis Road
     Columbia, Maryland 21045)
     Telephone: (410) 884-2000
     Facsimile: (410) 715-2380

     All amounts required to be remitted or distributed by the Servicer to the Owner under the Servicing Agreement and under this Agreement shall be on a scheduled/scheduled basis and shall be made to the following wire account:

     Wells Fargo Bank, N.A.
     ABA#: 121-000-248
     Account Name: SAS CLEARING
     Account Number: 3970771416
     For further credit to: Luminent 2006-6, Account #50953200

     All Written Information required to be delivered to the Trustee under the Servicing Agreement and under this Agreement shall be delivered to the Trustee at the following address:

     HSBC Bank USA, National Association
     452 Fifth Avenue
     New York, New York 10018
     Attention: Trustee/Luminent Mortgage Trust 2006-6

     All Written Information required to be delivered to the Depositor under the Servicing Agreement and under this Agreement shall be delivered to the Depositor at the following address:

     Lares Asset Securitization, Inc.
     101 California Street, 13th Floor
     San Francisco, California 94111
     Attention: Christopher Zyda
     Telephone: (415) 217-4500
     Facsimile: (415) 217-4518

     All Written Information required to be delivered to the Seller under the Servicing Agreement and under this Agreement shall be delivered to the Seller at the following address:

     Maia Mortgage Finance Statutory Trust
     One Commerce Square
     2005 Market Street, Suite 2100
     Philadelphia, PA 19103
     Attention: Legal Department (Luminent 2006-6)
     Telephone: (415) 217-4500
     Facsimile: (215) 217-4518

     All demands, notices and communications required to be delivered to RFC under the Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

     Residential Funding Corporation
     8400 Normandale Lake Boulevard, Suite 250
     Minneapolis, MN 55437
     Attention: Legal Department

     with a copy to:

     Residential Funding Corporation
     2255 N. Ontario Street, Suite 400
     Burbank, CA 91504
     Attention: Servicing Manager (Luminent 2006-6)

                                   ARTICLE XI

                                  GOVERNING LAW

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ARTICLE XII

                                    AMENDMENT

     Notwithstanding anything provided herein and on Exhibit Two hereto, the parties hereto hereby acknowledge and agree that the Servicing Agreement shall not be amended without the consent of the Seller.

                                  ARTICLE XIII

                                  COUNTERPARTS

     This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

                                  ARTICLE XIV

                                 RECONSTITUTION

     The Seller and RFC agree that the transfer of the Serviced Loans hereunder is made pursuant to Section 2.03 of the Servicing Agreement and that September 28, 2006 is the Reconstitution Date related thereto.

                                   ARTICLE XV

                           LIMITED ROLE OF THE TRUSTEE

     The Trustee shall have no obligations or duties under this Agreement except as expressly set forth herein. No implied duties on the part of the Trustee shall be read into this Agreement. Nothing herein shall be construed to be an assumption by the Trustee of any duties or obligations of any party to this Agreement or the Servicing Agreement, the duties of the Trustee being solely those set forth in the Pooling Agreement. The Trustee is entering into this Agreement solely in its capacity as Trustee under the Agreement and not individually and there shall be no recourse against the Trustee in its individual capacity hereunder or for the payment of any obligations of the Trust or the Trust Fund.

           [Remainder of page intentionally blank. Signatures follow.]

     Executed as of the day and year first written above.

                                       RESIDENTIAL FUNDING
                                       CORPORATION, as Servicer


                                       By: /s/ Heather Anderson
                                           -------------------------------------
                                       Name: Heather Anderson
                                       Title: Associate


                                       MAIA MORTGAGE FINANCE
                                          STATUTORY TRUST, as Seller


                                       By: /s/ Christopher J. Zyda
                                           -------------------------------------
                                       Name: Christopher J. Zyda
                                       Title: Trustee & President


                                       LARES ASSET SECURITIZATION, INC. as
                                          Depositor


                                       By: /s/ Christopher J. Zyda
                                           -------------------------------------
                                       Name: Christopher J. Zyda
                                       Title: Chief Financial Officer


                                       WELLS FARGO BANK, N.A., as Master
                                          Servicer and Securities Administrator


                                       By: /s/ Amy Doyle
                                           -------------------------------------
                                       Name: Amy Doyle
                                       Title: Vice President

Agreed to and acknowledged by:

HSBC BANK USA, NATIONAL ASSOCIATION
not in its individual capacity, but solely as Trustee for Luminent Mortgage Trust 2006-6 under the Pooling Agreement


By: /s/ Elena Zhang
    ----------------------------------
Name: Elena Zhang
Title: Assistant Vice President

                                   EXHIBIT ONE

                             List Of Serviced Loans

         [On file at the Washington DC offices of Hunton & Williams LLP]

                                  Exhibit One-1

                                   EXHIBIT TWO

                    Modifications to the Servicing Agreement

     (a) The definition of "BUSINESS DAY" in Section 1.01 is hereby amended in its entirety to read as follows:

     Business Day: Any day other than a Saturday or Sunday, or a day on which banks and savings and loan institutions in the State of California, the State of Maryland, the State of Minnesota or the State of New York are authorized or obligated by law or executive order to be closed.

     (b) A new definition of "ELIGIBLE ACCOUNT" is hereby added to Section 1.01 immediately following the definition of "Due Period" to read as follows:

     Eligible Account: Any of

          (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated in the highest short term rating category of each Rating Agency at the time any amounts are held on deposit therein;

          (ii) an account or accounts the deposits in which are fully insured by the FDIC (to the limits established by it), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Master Servicer and the Trustee and to each Rating Agency, the Trustee on behalf of the Certificateholders will have a claim with respect to the funds in the account or a perfected first priority security interest against the collateral (which shall be limited to Permitted Investments) securing those funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained;

          (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity; or

          (iv) an account otherwise acceptable to each Rating Agency without reduction or withdrawal of its then current ratings of the Certificates as evidenced by a letter from such Rating Agency to the Master Servicer and the Trustee. Eligible Accounts may bear interest.

     (c) A new definition of "ESCROW ACCOUNT" is hereby added to Section 1.01 immediately following the new definition of "Eligible Account" to read as follows:


                                  Exhibit Two-1

     Escrow Account: The separate account or accounts created and maintained pursuant to Section 3.05.

     (d) A new definition of "FORTY-YEAR MORTGAGE LOAN" is hereby added to
Section 1.01 immediately following the definition of "Fitch" to read as follows:

     Forty-Year Mortgage Loan: Any Mortgage Loan having an original term to maturity of not more than 40 years.

     (e) The definition of "MORTGAGE INTEREST RATE" in Section 1.01 is hereby amended by adding the phrase "in each case, net of any Relief Act Reduction" to the end of such definition.

     (f) The definition of "OPINION OF COUNSEL" in Section 1.01 is hereby amended in its entirety to read as follows:

     Opinion of Counsel: A written opinion of counsel, who may be an employee of the Company, that is reasonably acceptable to the Trustee and the Master Servicer provided that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel reasonably acceptable to the Trustee, the Master Servicer and the Depositor who (i) is in fact independent of the Company, (ii) does not have any material direct or indirect financial interest in the Company or in any affiliate of any such entity and (iii) is not connected with the Company as an officer, employee, director or person performing similar functions.

     (g) The definition of "PERMITTED INVESTMENTS" in Article I is hereby amended in its entirety to read as follows:

     Permitted Investments: Any one or more of the following obligations or securities held in the name of the trustee for the benefit of the certificateholders acquired at a purchase price of not greater than par, regardless of whether issued or managed by the depositor, the trustee, the master servicer, the securities administrator or any of their respective affiliates or for which an affiliate serves as an advisor, will be considered a permitted investment:

          (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

          (ii) (A) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by or federal funds sold by any depository institution or trust company (including the trustee, the securities administrator or the master servicer or their agents acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for


                                  Exhibit Two-2
     such investment, such depository institution or trust company or its ultimate parent has a short-term unsecured debt rating in one of the two highest available rating categories of each Rating Agency rating the certificates and (B) any other demand or time deposit or deposit account that is fully insured by the FDIC;

          (iii) repurchase obligations with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated A or higher by the Rating Agencies rating the certificates;

          (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America, the District of Columbia or any State thereof and that are rated by each Rating Agency rating the certificates in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

          (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations) that is rated by each Rating Agency rating the certificates in its highest short-term unsecured debt rating available at the time of such investment;

          (vi) units of money market funds (which may be 12b-l funds, as contemplated by the Commission under the Investment Company Act of 1940) registered under the Investment Company Act of 1940 including funds managed or advised by the trustee, the master servicer, the securities administrator or an affiliate thereof having the highest applicable rating from each Rating Agency rating such funds; and

          (vii) if previously confirmed in writing to the trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to each Rating Agency rating the certificates in writing as a permitted investment of funds backing securities having ratings equivalent to its highest initial rating of the senior certificates;

     In each case (other than clause (a)), such Permitted Investment shall have a final maturity (giving effect to any applicable grace period) no later than the Business Day immediately preceding the Distribution Date (or, if the Securities Administrator or an Affiliate is the obligor on such Permitted Investment, the Distribution Date) next following the Due Period in which the date of investment occurs; provided, that, Permitted Investments may not include (i) any interest-only security, any security purchased at a price in excess of 100% of the par value or any security that provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par, (ii) any floating rate security whose interest rate is inversely or otherwise not proportionately related to an interest rate index or is calculated as other than the sum of an interest rate index plus a spread, (iii) securities subject to an offer, (iv) any security with a


                                  Exhibit Two-3
     rating from S&P which includes the subscript "p," "pi," "q," "r" or "t", or
     (v) any investment, the income from which is or will be subject to deduction or withholding for or on account of any withholding or similar tax.

     (h) The definition of "RATING AGENCY" is hereby amended in its entirety to read as follows:

     Rating Agency: Any nationally recognized statistical rating agency rating the securities issued in a mortgage securitization as a result of a Securitization Transaction.

     (i) The definition of "REMITTANCE DATE" in Section 1.01 is hereby amended by adding the following words at the beginning of the definition: "No later than 1:00 p.m. Eastern Time on"

     (j) The definition of "SERVICING FEE RATE" in Section 1.01 is hereby amended in its entirety to read as follows:

     Servicing Fee Rate: With respect to each Mortgage Loan in the related Mortgage Loan Schedule that has been provided to the Master Servicer.

     (k) Section 1.02 (Calculations Respecting Accrued Interest) is hereby amended by deleting clause (b) in its entirety.

     (l) Section 2.04(lxvi) (Representations and Warranties of the Company) is hereby amended by replacing the words "30 years" with the words "40 years."

     (m) A new Section 2.10 (Credit Reporting) is added to Article II to read as follows:

     Section 2.10. Credit Reporting. The Company will fully furnish in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis.

     (n) Section 3.01 (Company to Act as Servicer) is hereby amended by adding the following proviso after the second sentence of the first paragraph to read as follows:

     provided, however, that the Company shall not knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, would cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
     Code) unless the Trustee and the Master Servicer have


                                  Exhibit Two-4
     received an Opinion of Counsel (at the expense of the Company reimbursable from funds in the Custodial Account) to the effect that the contemplated action will not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC or result in the imposition of a tax upon any such REMIC created thereunder.

     (o) Section 3.03 (Collection of Certain Mortgage Loan Payments and Liquidation Mortgage Loans) is hereby amended by adding a final paragraph to that section to read as follows:

     Notwithstanding anything in this Servicing Agreement to the contrary, for so long as the Master Servicer has not notified the Servicer that the Securityholder is no longer entitled to the rights described in Exhibit I, the Servicer shall follow the procedures set forth in Exhibit I in connection with any Mortgage Loan that has become 60 or more days delinquent in payment.

     (p) Section 3.05 (Escrow Accounts) is hereby amended as follows:

          (i) by adding the following two sentences to the end of such section:

          The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled "Residential Funding Corporation, in trust for the Trustee of the Luminent Mortgage Trust 2006-6 Trust Fund" and referred to herein as the "Escrow Account." The Escrow Account shall be an Eligible Account.

          (ii) by adding the following sentence at the end of such section:

          The Servicer will be obligated to make Servicing Advances to the Escrow Account in respect of its obligations under this Section 3.05, reimbursable from the Escrow Accounts or Custodial Account to the extent not collected from the related Mortgagor, anything to the contrary notwithstanding, when and as necessary to pursuant to Section
          3.10 hereof; provided, however, that Servicing Advances shall not be required to be made by the Servicer if such Servicing Advance would, if made, be, in the Servicer's reasonable judgment, nonrecoverable

     (q) Section 3.06 (Custodial Account) is hereby amended by replacing the first two sentences thereof with the following two sentences:

          The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled "Residential Funding Corporation, in trust for the Trustee of the Luminent


                                  Exhibit Two-5

          Mortgage Trust 2006-6 Trust Fund" and referred to herein as the "Custodial Account." The Custodial Account shall be an Eligible Account.

     (r) Section 3.07 (Permitted Withdrawals From the Custodial Account) is amended by adding the following as clause (xi):

          (xi) to make payments to the Securityholder in the amounts and in the manner provided for in Exhibit I.

     (s) Section 3.08 (Permitted Instruments) is hereby amended by replacing the words "Permitted Instrument" and "Permitted Instruments" with the words "Permitted Investment" and "Permitted Investments" respectively throughout that section.

     (t) Section 4.01 (Distributions) is amended by adding the following sentence to the end of the section:

          With respect to any remittance received by the Owners after the second Business Day following the Business Day on which such payment was due, the Servicer shall pay to the Owners interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law.

     (u) Section 4.02 (Statements to the Owner) is hereby amended in its entirety to read as follows:

     Statements to the Master Servicer. No later than the fifteenth calendar day of each month (or, if such 15th day is not a Business Day, the immediately preceding Business Day) the Servicer shall furnish to the Master Servicer reports in the format set forth in Exhibit J, K and l hereto (or in such other format that is mutually acceptable to the Servicer and the Master Servicer).

     (v) Section 4.05 (Format of Reports and Statements) and Exhibit G are deleted in their entirety.

     (w) Section 5.04 (Limitations on Resignation and Assignment by Company) is hereby amended by (i) replacing each reference to "the Owner" in the first two sentences thereof with "the Depositor, the Trustee, the Master Servicer and each Rating Agency" and (ii) replacing each other reference to "the Owner" in such section with "the Master Servicer."

     (x) Section 6.01 (Events of Default of the Company) is hereby amended as follows:

          (i) by replacing each reference to "the Owner" with "the Master Servicer;" and


                                  Exhibit Two-6

          (ii) by amending subclause (ii) to add the phrase "(other than in Article II of Exhibit H" after the words "contained in this Agreement."

     (y) Subsection 6.02 (Waiver of Defaults) is hereby amended by replacing the reference to "Owner" with "Master Servicer."

     (z) Section 7.01 (Termination) is hereby amended in its entirety to read as follows:

     Section 7.01. Termination

     The respective obligations and responsibilities of the Servicer shall terminate upon the: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder; (ii) in accordance with Section 6.01 or (iii) in accordance with
     Section 5.03.

     (aa) A new Section 7.02 (Transfer Costs Upon Termination of the Servicer) is hereby added as follows:

     In connection with the foregoing, the terminated Servicer shall bear all reasonable out-of-pocket costs of a servicing transfer, including but not limited to those of the Master Servicer, the Securities Administrator, the Trustee, legal fees and expenses, accounting and financial consulting fees and expenses, and costs of amending the Agreement, if necessary.

     (bb) Section 8.01 (Successor to the Company) is hereby amended as follows:

          (i) by adding the following new sentence immediately after the first sentence of the first paragraph to read as follows:

          Any Successor Servicer shall be a FHLMC- or FNMA-approved servicer and shall be subject to the approval of each Rating Agency, as evidenced by a letter from each such Rating Agency delivered to the Trustee and the Master Servicer that the transfer of servicing will not result in a qualification, withdrawal or downgrade of the then current rating of any of the Certificates. In connection with the appointment of a Successor Servicer, the Owner may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement.

          (ii) by adding the following paragraph to the end of such section:

          Except as otherwise provided in this Section 8.01, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (as a result of the termination or resignation of the Company as Servicer), including, without limitation, the costs and expenses of the Master


                                  Exhibit Two-7

          Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or transferring the Servicing Files and the other necessary data, including the completion, correction or manipulation of such servicing data as may be required to correct any errors or insufficiencies in the servicing data, to the successor servicer shall be paid by the terminated or resigning Servicer from its own funds without reimbursement.

     (cc) Section 8.02 (Entire Agreement; Amendment) is hereby amended to read as follows:

     SECTION 8.02. Entire Agreement; Amendment. This Agreement may be amended only by written agreement signed by the Servicer, the Depositor, the Master Servicer and the Trustee. The party requesting such amendment shall, at its own expense, provide the Depositor, the Master Servicer and the Trustee with an Opinion of Counsel that (i) such amendment is permitted under the terms of this Agreement, (ii) the Servicer has complied with all applicable requirements of this Agreement, and (iii) such Amendment will not materially adversely affect the interest of the Certificateholders in the Serviced Loans. This Agreement shall constitute the entire agreement among the parties.

     (dd) A new Section 8.09 (Intended Third Party Beneficiary) is hereby added to the Servicing Agreement to read as follows:

     SECTION 8.09. Intended Third Party Beneficiaries. Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trustee, the Master Servicer and the Depositor each receive the benefit of the provisions of this Agreement as an intended third party beneficiary of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Trustee, the Master Servicer and the Depositor as if the Trustee, the Master Servicer and the Depositor were each a party to this Agreement, and the Trustee, the Master Servicer and the Depositor each shall have the same rights and remedies to enforce the provisions of this Agreement as if it were a party to this Agreement. The Servicer shall only take directions from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Trustee, the Master Servicer and the Depositor hereunder (other than the right to indemnification and the indemnification obligations, as applicable) shall terminate upon termination of the Trust Fund pursuant to the Pooling and Servicing Agreement.

     (ee) Exhibit H (Regulation AB Compliance Addendum) is hereby amended as follows:


                                  Exhibit Two-8

          (i) by deleting the words "of at least 10% of the pool assets in a Securitization Transaction or sub-pool thereof" from the first sentence in
     Section 2.03(e);

          (ii) by deleting Section 2.03(h) in its entirety;

          (iii) by replacing the words "March 15" with the words "March 1" in Sections 2.04 and 2.05;

          (iv) by amending Section 2.07 in its entirety to read as follows:

     (a) The Company shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person (including, but not limited to, any Master Servicer if applicable) responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule l5d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees, agents and affiliates of each of the foregoing and of the Depositor (each, a "Purchaser Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

     (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, data, accountant's letter or other material provided in written or electronic form under this
     Article II by or on behalf of the Company, or provided under this Article II by or on behalf of any Subservicer or Subcontractor (collectively, the "Company Information"), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Company Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Company Information or any portion thereof is presented together with or separately from such other information;

     (ii) any breach by the Company of its obligations under this Article II, including particularly any failure by the Company, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under this
     Article II, including any failure by the Company


                                  Exhibit Two-9
     to identify pursuant to Section 2.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB;

     (iii) any breach by the Company of a representation or warranty set forth in Section 2.02(a) or in a writing furnished pursuant to Section 2.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 2.02(b) to the extent made as of a date subsequent to such closing date; or

     (iv) the gross negligence, bad faith or willful misfeasance in the performance of the Company's duties, or by reason of reckless disregard of obligations and duties, under this Article II;

     If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Company agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Company on the other.

     In the case of any failure of performance described in clause (a)(ii) of this Section, the Company shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required under Regulation AB by the Company, any Subservicer or any Subcontractor.

     This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

     (b) (i) Any failure by the Company, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under this Article II, or any breach by the Company of a representation or warranty set forth in Section 2.02(a) or in a writing furnished pursuant to Section 2.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 2.02(b) to the extent made as of a date subsequent to such closing date, shall immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Company under the Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Company as servicer under the Agreement and/or any applicable Reconstitution Agreement without payment


                                  Exhibit Two-10

(notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Company (and if the Company is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction); provided that to the extent that any provision of the Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect.

          (ii) Any failure by the Company, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Section 2.04 or 2.05, including (except as provided below) any failure by the Company to identify pursuant to Section 2.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered shall constitute an Event of Default with respect to the Company under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser, any Master Servicer or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Company as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Company; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect. Neither the Purchaser, any Master Servicer nor any Depositor shall be entitled to terminate the rights and obligations of the Company pursuant to this subparagraph (b)(ii) if a failure of the Company to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

          (iii) The Company shall promptly reimburse the Purchaser (or any designee of the Purchaser, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Purchaser (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Company as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Purchaser or any Depositor may have under other provisions of the Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

     (ff) Exhibit I is hereby revised and replaced in its entirety by the Special Foreclosure Rights provisions set forth on Exhibit Three hereto.


                                  Exhibit Two-11

     (gg) New Exhibits J, K and L are hereby added containing the form of servicing reports set forth on Exhibit Six hereto.


                                  Exhibit Two-12

                                  EXHIBIT THREE

                       Special Foreclosure Rights Section

          For purposes of this Exhibit Five, the term "Securityholder" shall mean the entity that holds a majority interest in the most subordinated class of securities issued in the securitization outstanding from time to time.

          (a) The Company shall monthly provide a list to the Securityholder and the Master Servicer of all Mortgage Loans 60 or more days delinquent. With respect to any Mortgage Loans that are 90 or more days delinquent, the Company shall provide its proposed resolution of such Mortgage Loan - whether through foreclosure, deed-in-lieu thereof, modification or forbearance, sale of the Mortgage Loan or related Mortgaged Property, or otherwise. In conjunction with such recommendations, the Company shall advise in writing the Securityholder and the Master Servicer of any bona fide offer to purchase a Mortgage Loan or related Mortgaged Property.

          (b) Prior to taking action with respect to any delinquent Mortgage Loan that is more than 60 days delinquent, the Company shall notify both the Master Servicer and the Securityholder of its proposed course of action, but it shall not take such action unless the Securityholder does not, within a five-Business Day period, affirmatively object to such action.

          (c) If the Securityholder timely and affirmatively objects to an action or contemplated action of the Company pursuant to section (b) above, then the Securityholder shall instruct the Master Servicer in writing (with a copy to the Company) to hire three appraisal firms selected by the Master Servicer in its reasonable discretion, to compute the fair value of the Mortgaged Property securing the related Mortgage Loan utilizing the Fannie Mae Form 2055 Exterior-Only Inspection Residential Appraisal Report (each such appraisal-firm computation, a "Fair Value Price"), in each case no later than 30 days from the date of such Securityholder objection. The Company shall be obligated to provide the Master Servicer with contact information for no less than five local appraisal firms within three Business Days of receiving the affirmative objection of the Securityholder. All costs relating to the computation of the Fair Value Prices shall be for the account of the Securityholder and shall be paid by the Securityholder at the time that such Mortgage Loan is purchased by the Securityholder.

               (i) If the Master Servicer shall have received three Fair Value Prices by the expiration of such 30-day period, then the Securityholder shall, no later than five Business after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the lesser of
     (i) the unpaid principal balance of the related Mortgage Loan (the "Unpaid Principal Balance") and (ii) the average of such three Fair Value Prices respectively determined by such appraisal firms; and shall deliver such amount to the Company against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.


                                 Exhibit Three-1

               (ii) If the Master Servicer shall not have received three Fair Value Prices by the end of the 30-day period set forth in paragraph (iii) above, then:

                    (1) If the Master Servicer shall have received only two Fair Value Prices by the end of such 30-day period, then the Master Servicer shall determine, in its reasonable discretion, the fair value of the Mortgaged Property and other collateral relating to such Mortgage Loan (such fair value, the "Master Servicer's Fair Value Price") and the Securityholder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the least of (1) the Unpaid Principal Balance thereof, (2) the average of such Fair Value Prices determined by such appraisal firms and (3) the Master Servicer's Fair Value Price; and shall deliver such amount to the Company against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

                    (2) If the Master Servicer shall have received only one Fair Value Price by the end of such 30-day period, then the Master Servicer will determine the Master Servicer Fair Value Price of the Mortgaged Property related to such Mortgage Loan and the Securityholder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the least of (1) the Unpaid Principal Balance thereof, (2) the Fair Value Price determined by such appraisal firm and (3) the Master Servicer's Fair Value Price; and shall deliver such amount to the Company against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

                    (3) If the Master Servicer shall not have received any such Fair Value Prices by the end of such 30-days period, then the Master Servicer will determine the Master Servicer Fair Value Price of the Mortgaged Property related to such Mortgage Loan and the Securityholder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the lesser of
     (1) the Unpaid Principal Balance thereof and (2) the Master Servicer's Fair Value Price; and shall deliver such amount to the Company against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

                    (4) If the Master Servicer has not received three Fair Value Prices by the end of such 30-day period, it shall continue for the next 30 days to try to obtain three Fair Value Prices. Upon the earlier of the date that it obtains the three Fair Value Prices, or the end of the 30-day extension, the Master Servicer shall recalculate the price payable pursuant to this Agreement and, within five Business Days thereafter, (i) the Securityholder shall pay the Company the positive difference between the recalculated purchase price, and the price actually paid by it, or (ii) the Company shall refund to the Securityholder the positive difference between the purchase price actually paid by the Securityholder, and the recalculated purchase price.


                                 Exhibit Three-2

          (d) Notwithstanding anything herein to the contrary, the Securityholder shall not be entitled to any of its rights set forth herein with respect to a Mortgage Loan following its failure to purchase such Mortgage Loan at the purchase price set forth above within the timeframe set forth above following the Securityholder's objection to an action of the Company, and the Company shall provide the Master Servicer written notice of such failure.

          (e) Any notice, confirmation, instruction or objection pursuant to paragraphs (a) or (b) above may be delivered via facsimile or other written or electronic communication as the parties hereto and the Securityholder may agree to from time to time.

          (f) For the avoidance of doubt, the Securityholder's rights set forth in this Addendum are intended to provide the Securityholder, for so long as it has not forfeited its right under paragraph (d) hereof as set forth in paragraph
(c) above, with the unilateral right to control foreclosure decisions in respect of delinquent and defaulted Mortgage Loans, and certain exclusive purchase rights so as to maximize the recovery value on delinquent and defaulted Mortgage Loans.

          (g) To the extent that the Securityholder purchases any Mortgage Loan pursuant to this Addendum, the Company will continue to service such Mortgage Loan in accordance with this Agreement. The parties acknowledge that, in such event, the Securityholder will have no duty or responsibility to service any such Mortgage Loan and that the Master Servicer will have no duty or responsibility to master service any such Mortgage Loan.

          (h) In the event that the Securityholder purchases any Mortgage Loan pursuant to this Addendum, the Company and the Securityholder will work together in good faith to take any and all actions necessary to effect such purchase, including, but not limited to, the preparation and execution of any endorsements or assignments of the Mortgage Loan documents, all at the expense of the Securityholder.

          (i) The Master Servicer shall promptly deliver any written notices that it receives under this Addendum to the Securityholder.


                                 Exhibit Three-3

                                  EXHIBIT FOUR

                         Copy of the Servicing Agreement

                               [See Exhibit 99.4]

                                 Exhibit Four-1

                                  EXHIBIT FIVE

                Additional Representations and Warranties of RFC

     (a) Attached hereto as Exhibit Three is a true and accurate copy of the Servicing Agreements, which agreements are in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

     (b) RFC is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and RFC has all requisite power and authority to service the Mortgage Loans and RFC has all requisite power and authority to perform its obligations under the Servicing Agreement and the Reference Agreement;

     (c) RFC has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of RFC's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of its charter or by-laws or any legal restriction, or any material agreement or instrument to which it is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which RFC or its respective property is subject. The execution, delivery and performance by RFC of this Agreement and the consummation by each of them of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of RFC. This Agreement has been duly executed and delivered by RFC, and, upon the due authorization, execution and delivery by the other parties to this Agreement, will constitute the valid and legally binding obligation of RFC, enforceable against RFC in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

     (d) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by RFC in connection with the execution, delivery or performance by RFC of this Agreement, or the consummation by it of the transactions contemplated hereby; and

     (e) Neither this Agreement nor any certification, statement, report or other agreement, document or instrument furnished or to be furnished by RFC pursuant to this Agreement contains or will contain any materially untrue statement of fact or omits or will omit to state a fact necessary to make the statements contained therein not misleading.


                                 Exhibit Five-1

                                   EXHIBIT SIX

                                                                       Exhibit J

                Additional Representations and Warranties of RFC

STANDARD FILE LAYOUT - MASTER SERVICING

       Column Name                            Description                   Decimal              Format Comment             Max Size
---------------------------   -------------------------------------------   -------   -----------------------------------   --------
SER_INVESTOR_NBR              A value assigned by the Servicer to define              Text up to 10 digits                     20
                              a group of loans.

LOAN_NBR                      A unique identifier assigned to each loan               Text up to 10 digits                     10
                              by the investor.

SERVICER_LOAN_NBR             A unique number assigned to a loan by the               Text up to 10 digits                     10
                              Servicer. This may be different than the
                              LOAN_NBR.

BORROWER_NAME                 The borrower name as received in the file.              Maximum length of 30 (Last, First)       30
                              It is not separated by first and last name.

SCHED_PAY_AMT                 Scheduled monthly principal and scheduled        2      No commas(,) or dollar signs ($)         11
                              interest payment that a borrower is
                              expected to pay, P&I constant.

NOTE_INT_RATE                 The loan interest rate as reported by the        4      Max length of 6                           6
                              Servicer.

NET_INT_RATE                  The loan gross interest rate less the            4      Max length of 6                           6
                              service fee rate as reported by the
                              Servicer.

SERV_FEE_RATE                 The servicer's fee rate for a loan as            4      Max length of 6                          6
                              reported by the Servicer.

SERV_FEE_AMT                  The servicer's fee amount for a loan as          2      No commas(,) or dollar signs ($)         11
                              reported by the Servicer.

NEW_PAY_AMT                   The new loan payment amount as reported by       2      No commas(,) or dollar signs ($)         11
                              the Servicer.

NEW_LOAN_RATE                 The new loan rate as reported by the             4      Max length of 6                           6
                              Servicer.

ARM_INDEX_RATE                The index the Servicer is using to               4      Max length of 6                           6
                              calculate a forecasted rate.

ACTL_BEG_PRIN_BAL             The borrower's actual principal balance at       2      No commas(,) or dollar signs ($)         11
                              the beginning of the processing cycle.

ACTL_END_PRIN_BAL             The borrower's actual principal balance at       2      No commas(,) or dollar signs ($)         11
                              the end of the processing cycle.

BORR_NEXT_PAY_DUE_DATE        The date at the end of processing cycle                 MM/DD/YYYY                               10
                              that the borrower's next payment is due to
                              the Servicer, as reported by Servicer.

SERV_CURT_AMT_1               The first curtailment amount to be applied.      2      No commas(,) or dollar signs ($)         11

SERV_CURT_DATE_1              The curtailment date associated with the                MM/DD/YYYY                               10
                              first curtailment amount.

CURT_ADJ_AMT_1                The curtailment interest on the first            2      No commas(,) or dollar signs ($)         11
                              curtailment amount, if applicable.

SERV_CURT_AMT_2               The second curtailment amount to be              2      No commas(,) or dollar signs ($)         11
                              applied.

SERV_CURT_DATE_2              The curtailment date associated with the                MM/DD/YYYY                               10
                              second curtailment amount.

CURT_ADJ_AMT_2                The curtailment interest on the second           2      No commas(,) or dollar signs ($)         11
                              curtailment amount, if applicable.

SERV_CURT_AMT_3               The third curtailment amount to be applied.      2      No commas(,) or dollar signs ($)         11


                                  Exhibit Six-1

       Column Name                            Description                   Decimal              Format Comment             Max Size
---------------------------   -------------------------------------------   -------   -----------------------------------   --------
SERV_CURT_DATE_3              The curtailment date associated with the                MM/DD/YYYY                               10
                              third curtailment amount.

CURT_ADJ_AMT_3                The curtailment interest on the third            2      No commas(,) or dollar signs ($)         11
                              curtailment amount, if applicable.

PIF_AMT                       The loan "paid in full" amount as                2      No commas(,) or dollar signs ($)         11
                              reported by the Servicer.

PIF_DATE                      The paid in full date as reported by the                MM/DD/YYYY                               10
                              Servicer.

ACTION_CODE                   The standard FNMA numeric code used to                  Action Code Key; 15=Bankruptcy,           2
                              indicate the default/delinquent status of a             30=Foreclosure, 60=PIF,
                              particular loan.                                        63=Substitution, 65=Repurchase,
                                                                                      70=REO

INT_ADJ_AMT                   The amount of the interest adjustment as         2      No commas(,) or dollar signs ($)         11
                              reported by the Servicer.

SOLDIER_SAILOR_ADJ_AMT        The Soldier and Sailor Adjustment amount,        2      No commas(,) or dollar signs ($)         11
                              if applicable.

NON_ADV_LOAN_AMT              The Non Recoverable Loan Amount, if              2      No commas(,) or dollar signs ($)         11
                              applicable.

LOAN_LOSS_AMT                 The amount the Servicer is passing as a          2      No commas(,) or dollar signs ($)         11
                              loss, if applicable.

SCHED_BEG_PRIN_BAL            The scheduled outstanding principal amount       2      No commas(,) or dollar signs ($)         11
                              due at the beginning of the cycle date to
                              be passed through to investors.

SCHED_END_PRIN_BAL            The scheduled principal balance due to           2      No commas(,) or dollar signs ($)         11
                              investors at the end of a processing cycle.

SCHED_PRIN_AMT                The scheduled principal amount as reported       2      No commas(,) or dollar signs ($)         11
                              by the Servicer for the current cycle --
                              only applicable for Scheduled/Scheduled
                              Loans.

SCHED_NET_INT                 The scheduled gross interest amount less         2      No commas(,) or dollar signs ($)         11
                              the service fee amount for the current
                              cycle as reported by the Servicer -- only
                              applicable for Scheduled/Scheduled Loans.

ACTL_PRIN_AMT                 The actual principal amount collected by         2      No commas(,) or dollar signs ($)         11
                              the Servicer for the current reporting
                              cycle -- only applicable for Actual/Actual
                              Loans.

ACTL_NET_INT                  The actual gross interest amount less the        2      No commas(,) or dollar signs ($)         11
                              service fee amount for the current
                              reporting cycle as reported by the Servicer
                              -- only applicable for Actual/Actual Loans.

PREPAY_PENALTY_AMT            The penalty amount received when a borrower      2      No commas(,) or dollar signs ($)         11
                              prepays on his loan as reported by the
                              Servicer.

PREPAY_PENALTY_WAIVED         The prepayment penalty amount for the loan       2      No commas(,) or dollar signs ($)         11
                              waived by the servicer.

MOD_DATE                      The Effective Payment Date of the                       MM/DD/YYYY                               10
                              Modification for the loan.

MOD_TYPE                      The Modification Type.                                  Varchar - value can be alpha or          30
                                                                                      numeric

DELINQ_P&I_ADVANCE_AMT        The current outstanding principal and            2      No commas(,) or dollar signs ($)         11
                              interest advances made by Servicer.


                                  Exhibit Six-2

EXHIBIT K: STANDARD FILE LAYOUT - DELINQUENCY REPORTING

     Column/Header Name                       Description                   Decimal              Format Comment
---------------------------   -------------------------------------------   -------   -----------------------------------
SERVICER_LOAN_NBR             A unique number assigned to a loan by the
                              Servicer. This may be different than the
                              LOAN_NBR

LOAN_NBR A unique identifier assigned to each loan by the originator.

CLIENT_NBR                    Servicer Client Number

SERV_INVESTOR_NBR             Contains a unique number as assigned by an
                              external servicer to identify a group of
                              loans in their system.

BORROWER_FIRST_NAME           First Name of the Borrower.

BORROWER_LAST-NAME            Last name of the borrower.

PROP_ADDRESS                  Street Name and Number of Property

PROP_STATE                    The state where the property located.

PROP_ZIP                      Zip code where the property is located.

BORR_NEXT_PAY_DUE_DATE        The date that the borrower's next payment                            MM/DD/YYYY
                              is due to the servicer at the end of
                              processing cycle, as reported by Servicer.

LOAN_TYPE                     Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE         The date a particular bankruptcy claim was                           MM/DD/YYYY
                              filed.

BANKRUPTCY_CHAPTER_CODE       The chapter under which the bankruptcy was
                              filed.

BANKRUPTCY_CASE_NBR           The case number assigned by the court to
                              the bankruptcy filing.

POST_PETITION_DUE_DATE        The payment due date once the bankruptcy                             MM/DD/YYYY
                              has been approved by the courts

BANKRUPTCY_DCHRG_DISM_DATE    The Date The Loan Is Removed From                                    MM/DD/YYYY
                              Bankruptcy. Either by Dismissal, Discharged
                              and/or a Motion For Relief Was Granted.

LOSS_MIT_APPR_DATE            The Date The Loss Mitigation Was Approved                            MM/DD/YYYY
                              By The Servicer

LOSS_MIT_TYPE                 The Type Of Loss Mitigation Approved For A
                              Loan Such As;

LOSS_MIT_EST_COMP_DATE        The Date The Loss Mitigation /Plan Is                                MM/DD/YYYY
                              Scheduled To End/Close

LOSS_MIT_ACT_COMP_DATE        The Date The Loss Mitigation Is Actually                             MM/DD/YYYY
                              Completed

FRCLSR_APPROVED_DATE          The date DA Admin sends a letter to the                              MM/DD/YYYY
                              servicer with instructions to begin
                              foreclosure proceedings.

ATTORNEY_REFERRAL_DATE        Date File Was Referred To Attorney to                                MM/DD/YYYY
                              Pursue Foreclosure

FIRST_LEGAL_DATE              Notice of 1st legal filed by an Attorney in                          MM/DD/YYYY
                              a Foreclosure Action

FRCLSR_SALE_EXPECTED_DATE     The date by which a foreclosure sale is                              MM/DD/YYYY
                              expected to occur.

FRCLSR_SALE_DATE              The actual date of the foreclosure sale.                             MM/DD/YYYY

FRCLSR_SALE_AMT               The amount a property sold for at the            2        No commas(,) or dollar signs($)
                              foreclosure sale.

EVICTION_START_DATE           The date the servicer initiates eviction of                          MM/DD/YYYY
                              the borrower.


                                  Exhibit Six-3

     Column/Header Name                           Description                      Decimal                Format Comment
---------------------------   --------------------------------------------------   -------   ---------------------------------------
EVICTION_COMPLETED_DATE       The date the court revokes legal possession of the                            MM/DD/YYYY
                              property from the borrower.

LIST_PRICE                    The price at which an REO property is marketed.         2          No commas(,) or dollar signs ($)

LIST_DATE                     The date an REO property is listed at a particular                            MM/DD/YYYY
                              price.

OFFER_AMT                     The dollar value of an offer for an REO property.       2          No commas(,) or dollar signs ($)

OFFER_DATE_TIME               The date an offer is received by DA Admin or by                               MM/DD/YYYY
                              the Servicer.

REO_CLOSING_DATE              The date the REO sale of the property is scheduled                            MM/DD/YYYY
                              to close.

REO_ACTUAL_CLOSING_DATE       Actual Date Of REO Sale                                                       MM/DD/YYYY

OCCUPANT_CODE                 Classification of how the property is occupied.

PROP_CONDITION_CODE           A code that indicates the condition of the
                              property.

PROP_INSPECTION_DATE          The date a property inspection is performed.                                  MM/DD/YYYY

APPRAISAL_DATE                The date the appraisal was done.                                              MM/DD/YYYY

CURR_PROP_VAL                 The current "as is" value of the property based on      2
                              brokers price opinion or appraisal.

REPAIRED_PROP_VAL             The amount the property would be worth if repairs       2
                              are completed pursuant to a broker's price opinion
                              or appraisal.

If applicable:

DELINQ_STATUS_CODE            FNMA Code Describing Status of Loan

DELINQ_REASON_CODE            The circumstances which caused a borrower to stop
                              paying on a loan. Code indicates the reason why
                              the loan is in default for this cycle.

MI_CLAIM_FILED_DATE           Date Mortgage Insurance Claim Was Filed With                                  MM/DD/YYYY
                              Mortgage Insurance Company.

MI_CLAIM_AMT                  Amount of Mortgage Insurance Claim Filed                           No commas(,) or dollar signs ($)

MI_CLAIM_PAID_DATE            Date Mortgage Insurance Company Disbursed Claim                               MM/DD/YYYY
                              Payment

MI_CLAIM_AMT_PAID             Amount Mortgage Insurance Company Paid On Claim         2          No commas(,) or dollar signs ($)

POOL_CLAIM_FILED_DATE         Date Claim Was Filed With Pool Insurance Company                              MM/DD/YYYY

POOL_CLAIM_AMT                Amount of Claim Filed With Pool Insurance Company       2          No commas(,) or dollar signs ($)

POOL_CLAIM_PAID_DATE          Date Claim Was Settled and The Check Was Issued By                            MM/DD/YYYY
                              The Pool Insurer

POOL_CLAIM_AMT_PAID           Amount Paid On Claim By Pool Insurance Company          2          No commas(,) or dollar signs ($)

FHA_PART_A_CLAIM_FILED_DATE   Date FHA Part A Claim Was Filed With HUD                                      MM/DD/YYYY

FHA_PART_A_CLAIM_AMT          Amount of FHA Part A Claim Filed                        2          No commas(,) or dollar signs ($)

FHA_PART_A_CLAIM_PAID_DATE    Date HUD Disbursed Part A Claim Payment                                       MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT     Amount HUD Paid on Part A Claim                         2          No commas(,) or dollar signs ($)

FHA_PART_B_CLAIM_FILED_DATE   Date FHA Part B Claim Was Filed With HUD                                      MM/DD/YYYY

FHA_PART_B_CLAIM_AMT          Amount of FHA Part B Claim Filed                        2          No commas(,) or dollar signs ($)

FHA_PART_B_CLAIM_PAID_DATE    Date HUD Disbursed Part B Claim Payment                                       MM/DD/YYYY


                                  Exhibit Six-4

     Column/Header Name                           Description                      Decimal                Format Comment
---------------------------   --------------------------------------------------   -------   ---------------------------------------
FHA_PART_B_CLAIM_PAID_AMT     Amount HUD Paid on Part B Claim                         2          No commas(,) or dollar signs ($)

VA_CLAIM_FILED-DATE           Date VA Claim Was Filed With the Veterans Admin                               MM/DD/YYYY

VA_CLAIM_PAID_DATE            Date Veterans Admin. Disbursed VA Claim Payment                               MM/DD/YYYY

VA_CLAIM_PAID_AMT             Amount Veterans Admin. Paid on VA Claim                 2          No commas(,) or dollar signs ($)


                                  Exhibit Six-5

EXHIBIT 2: STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TVPE field should show the approved Loss Mitigation Code as follows:

     o    ASUM-   Approved Assumption

     o    BAP-    Borrower Assistance Program

     o    CO-     Charge Off

     o    DIL-    Deed-in-Lieu

     o    FFA-    Formal Forbearance Agreement

     o    MOD-    Loan Modification

     o    PRE-    Pre-Sale

     o    SS-     Short Sale

     o    MISC-   Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

     o    Mortgagor

     o    Tenant

     o    Unknown

     o    Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

     o    Damaged

     o    Excellent

     o    Fair

     o    Gone

     o    Good

     o    Poor

     o    Special Hazard

     o    Unknown


                                  Exhibit Six-6

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

DELINQUENCY CODE             DELINQUENCY DESCRIPTION
----------------   -----------------------------------------
       001         FNMA-Death of principal mortgagor
       002         FNMA-Illness of principal mortgagor
       003         FNMA-Illness of mortgagor's family member
       004         FNMA-Death of mortgagor's family member
       005         FNMA-Marital difficulties
       006         FNMA-Curtailment of income
       007         FNMA-Excessive Obligation
       008         FNMA-Abandonment of property
       009         FNMA-Distant employee transfer
       011         FNMA-Property problem
       012         FNMA-Inability to sell property
       013         FNMA-Inability to rent property
       014         FNMA-Military Service
       015         FNMA-Other
       016         FNMA-Unemployment
       017         FNMA-Business failure
       019         FNMA-Casualty loss
       022         FNMA-Energy environment costs
       023         FNMA-Servicing problems
       026         FNMA-Payment adjustment
       027         FNMA-Payment dispute
       029         FNMA- Transfer of ownership pending
       030         FNMA-Fraud
       031         FNMA-Unable to contact borrower
       INC         FNMA-Incarceration


                                  Exhibit Six-7

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

STATUS CODE                  STATUS DESCRIPTION
-----------   ------------------------------------------
    09        Forbearance
    17        Pre-foreclosure Sale Closing Plan Accepted
    24        Government Seizure
    26        Refinance
    27        Assumption
    28        Modification
    29        Charge-Off
    30        Third Party Sale
    31        Probate
    32        Military Indulgence
    43        Foreclosure Started
    44        Deed-in-Lieu Started
    49        Assignment Completed
    61        Second Lien Considerations
    62        Veteran's Affairs-No Bid
    63        Veteran's Affairs-Refund
    64        Veteran's Affairs-Buydown
    65        Chapter 7 Bankruptcy
    66        Chapter 11 Bankruptcy
    67        Chapter 13 Bankruptcy


                                  Exhibit Six-8

EXHIBIT L : CALCULATION OF REALIZED LOSS/GAIN FORM 332-INSTRUCTION SHEET

NOTE: DO NOT NET OR COMBINE ITEMS. SHOW ALL EXPENSES INDIVIDUALLY AND ALL CREDITS AS SEPARATE LINE ITEMS. CLAIM PACKAGES ARE DUE ON THE REMITTANCE REPORT DATE. LATE SUBMISSIONS MAY RESULT IN CLAIMS NOT BEING PASSED UNTIL THE FOLLOWING MONTH. THE SERVICER IS RESPONSIBLE TO REMIT ALL FUNDS PENDING LOSS APPROVAL AND/OR RESOLUTION OF ANY DISPUTED ITEMS.

(i)

(ii) The numbers on the 332 form correspond with the numbers listed below.

LIQUIDATION AND ACQUISITION EXPENSES:

1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.  Complete as applicable. Required documentation:

o For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

o    For escrow advances - complete payment history

          (to calculate advances from last positive escrow balance forward)

o    Other expenses - copies of corporate advance history showing all payments

o    REO repairs> $1500 require explanation

o    REO repairs >$3000 require evidence of at least 2 bids.

o Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

o    Unusual or extraordinary items may require further documentation.


                                  Exhibit Six-9

13.    The total of lines 1 through 12.

(iii)  CREDITS:

14-21. Complete as applicable. Required documentation:

o Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

o    Letter of Proceeds Breakdown.

o    Copy of EOB for any MI or gov't guarantee

o    All other credits need to be clearly defined on the 332 form

22.    The total of lines 14 through 21.

Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

TOTAL REALIZED LOSS (OR AMOUNT OF ANY GAIN)

23. The total derived from subtracting line 22 from 13. If the amount represents a realized show the amount in parenthesis ( ).


                                 Exhibit Six-10

EXHIBIT 3A: CALCULATION OF REALIZED LOSS/GAIN FORM 332

          Prepared by: ___________                  Date: ____________
          Phone: _________________   Email Address: __________________

Servicer Loan No.          Servicer Name              Servicer Address

_________________________  _________________________  _________________________

          WELLS FARGO BANK, N.A. LOAN NO. ____________________________

          Borrower's Name: ___________________________________________
          Property Address: __________________________________________

          LIQUIDATION TYPE: REO SALE   3RD PARTY SALE   SHORT SALE   CHARGE OFF

          WAS THIS LOAN GRANTED A BANKRUPTCY DEFICIENCY OR CRAMDOWN    YES   NO
          If "Yes", provide deficiency or cram down amount ____________________

LIQUIDATION AND ACQUISITION EXPENSES:

(1)  Actual Unpaid Principal Balance of Mortgage Loan          $________   (1)
(2)  Interest accrued at Net Rate                              _________   (2)
(3)  Accrued Servicing Fees                                    _________   (3)
(4)  Attorney's Fees                                           _________   (4)
(5)  Taxes (see page 2)                                        _________   (5)
(6)  Property Maintenance                                      _________   (6)
(7)  MI/Hazard Insurance Premiums (see page 2)                 _________   (7)
(8)  Utility Expenses                                          _________   (8)
(9)  Appraisal/BPO                                             _________   (9)
(10) Property Inspections                                      _________   (10)
(11) FC Costs/Other Legal Expenses                             _________   (11)
(12) Other (itemize)                                           _________   (12)
        Cash for Keys                                          _________   (12)
        HOA/Condo Fees                                         _________   (12)
        __________________                                     _________   (12)
        TOTAL EXPENSES                                         $________   (13)

CREDITS:
(14) Escrow Balance                                            $________   (14)
(15) HIP Refund                                                _________   (15)
(16) Rental Receipts                                           _________   (16)
(17) Hazard Loss Proceeds                                      _________   (17)


                                 Exhibit Six-11

(18) Primary Mortgage Insurance/Gov't Insurance HUD Part A     _________   (18a)
HUD Part B                                                     _________   (18b)
(19) Pool Insurance Proceeds                                   _________   (19)
(20) Proceeds from Sale of Acquired Property                   _________   (20)
(21) Other (itemize)                                           _________   (21)
        __________________                                     _________
        TOTAL CREDITS                                          $________   (22)
TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                        $________   (23)


                                 Exhibit Six-12

ESCROW DISBURSEMENT DETAIL

   TYPE                  PERIOD OF                 BASE
(TAX/INS.)   DATE PAID    COVERAGE   TOTAL PAID   AMOUNT   PENALTIES   INTEREST
----------   ---------   ---------   ----------   ------   ---------   --------


                                 Exhibit Six-13